UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2020

IVERIC bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36080	20-8185347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, 35th Floor

New York, NY 10119

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 845-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ISEE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On June 17, 2020, IVERIC bio, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Cowen and Company, LLC and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to an underwritten public offering of 24,535,720 shares (the “Firm Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), and, to certain investors, pre-funded warrants (the “Warrants”) to purchase 1,914,280 shares of Common Stock (the “Warrant Shares”) (such offering, the “Public Offering”). Under the terms of the Underwriting Agreement, the Underwriters subsequently exercised an option to purchase an additional 3,967,500 shares of Common Stock (the “Optional Shares” and, together with the Firm Shares, the “Shares”). The closing of the Public Offering and sale of the Shares and the Warrants to the Underwriters is expected to take place on or about June 22, 2020, subject to the satisfaction of customary closing conditions. All of the Shares and the Warrants will be sold by the Company. The offering price of the Shares to the public is $4.100 per share, and the offering price of the Warrants to the public is $4.099 per share underlying each Warrant. The Underwriters will purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $3.854 per share and the Warrants from the Company pursuant to the Underwriting Agreement at a price of $3.853 per share underlying each Warrant. The Company estimates that the net proceeds from the Public Offering, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, will be approximately $116.9 million. The Shares and the Warrants will be issued pursuant to a shelf registration statement on Form S-3 that was filed with the Securities and Exchange Commission (the “SEC”) on August 1, 2018 and declared effective by the SEC on August 15, 2018 (File No. 333-226497) and a related registration statement on Form S-3 (File No. 333-239247) filed by the Company with the SEC on June 17, 2020 pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), which became effective upon filing, including a prospectus supplement dated June 17, 2020 relating to the offering that was filed with the SEC on June 19, 2020.

Each Warrant will have an exercise price per share of Common Stock equal to $0.001 per share. The exercise price and the number of shares of Common Stock issuable upon exercise of each Warrant is subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock. Each Warrant will be exercisable from the date of issuance until the date the Warrant is exercised in full by means of a cashless exercise. Under the Warrants, the Company may not effect the exercise of any Warrant, and a holder will not be entitled to exercise any portion of any Warrant that, upon giving effect to such exercise, would cause: (i) the aggregate number of shares of Common Stock beneficially owned by such holder (together with its affiliates) to exceed 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise; or (ii) the combined voting power of the Company’s securities beneficially owned by such holder (together with its affiliates) to exceed 9.99% of the combined voting power of all of the Company’s securities immediately outstanding after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrant, which percentage may be changed at the holder’s election to a higher or lower percentage not in excess of 19.99% upon 61 days’ notice to the Company.

In addition, in certain circumstances, upon a fundamental transaction, a holder of Warrants will be entitled to receive, upon exercise of the Warrants, the kind and amount of securities, cash or other property that such holder would have received had they exercised the Warrants immediately prior to the fundamental transaction; provided, however, that in the event of a fundamental transaction where the consideration consists solely of cash, solely of marketable securities or a combination thereof, each Warrant will be deemed to be exercised in full in a cashless exercise effective immediately prior to and contingent upon the consummation of such fundamental transaction.

The foregoing descriptions of the terms of the Underwriting Agreement and the Warrants are each qualified in their entirety by reference to the Underwriting Agreement and the Form of Warrant, respectively, which are attached as Exhibit 1.1 and Exhibit 4.1 hereto and are herein incorporated by reference.

A copy of the legal opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP relating to the Shares, the Warrants and the Warrant Shares is attached as Exhibit 5.1 hereto.

Stock Purchase Agreement

In addition on June 17, 2020, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with affiliates of Vivo Capital, LLC and Samsara BioCapital, LP (the “Private Placement Purchasers”) pursuant to which the Company agreed to issue and sell to the Private Placement Purchasers an aggregate of 8,649,453 shares of its Common Stock (the “Private Placement Shares”) at a purchase price equal to the price to the public in the Public Offering (such offering, the “Concurrent Private Placement”). The aggregate purchase price to be paid by the Private Placement Purchasers for the Private Placement Shares is $35,462,757. Cowen and Company, LLC and Credit Suisse Securities (USA) LLC are acting as placement agents for the Concurrent Private Placement. The closing of the Concurrent Private Placement is expected to take place on or about June 22, 2020, subject to the satisfaction of customary closing conditions. The consummation of the Concurrent Private Placement is contingent on the closing of the Public Offering. However, the consummation of the Public Offering is not contingent on the consummation of the Concurrent Private Placement.

The Company estimates that the net proceeds from the Concurrent Private Placement, after deducting placement agent fees and estimated offering expenses payable by the Company, will be approximately $33.1 million.

Under the terms of the Stock Purchase Agreement, the Company has agreed to use commercially reasonable efforts to file a registration statement under the Securities Act with the SEC on or before the date that is 60 days following the closing of the Concurrent Private Placement to register the Private Placement Shares held by the Private Placement Purchasers (the “Registrable Securities”), subject to the terms and conditions of the Stock Purchase Agreement. The Company has agreed to use its commercially reasonable efforts to cause such registration statement to be declared effective within 90 days following the closing of the Concurrent Private Placement (or in certain circumstances specified in the Stock Purchase Agreement, within 120 days following the closing of the Concurrent Private Placement) and to keep such registration statement effective for a period up to the earlier of (i) one year from the date of the Stock Purchase Agreement and (ii) the date that all Registrable Securities covered by such registration statement have been sold or can be sold without restriction pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereof) promulgated under the Securities Act. The Company has agreed to be responsible for all fees and expenses incurred by the Company in connection with the registration of the Registrable Securities.

In the event that the registration statement has not been filed on or before the date that is 60 days following the closing of the Concurrent Private Placement, then the Company will make pro rata payments to each affected Purchaser then holding Registrable Securities as liquidated damages in an amount equal to 1% of the aggregate purchase price paid by each such Purchaser for such Purchaser’s Registrable Securities for the initial day of failure to file such registration statement on or before the date that is 60 days following the closing of the Concurrent Private Placement and for each 30-day period or pro rata for any portion thereof during which the registration statement is not filed, subject to certain limitations set forth in the Stock Purchase Agreement.

The Company has granted the Private Placement Purchasers customary indemnification rights in connection with the registration statement. The Private Placement Purchasers have also granted the Company customary indemnification rights in connection with the registration statement.

The foregoing description of the terms of the Stock Purchase Agreement is qualified in its entirety by reference to the Stock Purchase Agreement, which is attached as Exhibit 10.1 hereto and is herein incorporated by reference.

The representations, warranties and covenants contained in the Underwriting Agreement and the Stock Purchase Agreement were made solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Underwriting Agreement and Stock Purchase Agreement are incorporated herein by reference only to provide investors with information regarding the terms thereof and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

 Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 under the heading “Stock Purchase Agreement” is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Private Placement Purchasers in the Stock Purchase Agreement, the offering and sale of the Private Placement Shares are exempt from registration under Section 4(a)(2) of the Securities Act. The Private Placement Shares were not registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or applicable exemption from the registration requirements. The Private Placement Shares were not offered through any general solicitation or general advertising.

Item 8.01. Other Events.

The Company issued a press release announcing the pricing of the Public Offering on June 18, 2020, which press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Cash Runway

Based upon the Company’s current operating plan, the Company estimates that the net proceeds from the Public Offering and the Concurrent Private Placement, together with the Company’s existing cash and cash equivalents, will enable the Company to fund its currently planned capital expenditure requirements and operating expenses, excluding any potential milestones payable to Archemix Corp. upon approval of Zimura® or based on sales of Zimura or commercialization expenses for Zimura, through at least mid-2024. The Company has based this estimate on assumptions that may prove to be wrong, and the Company could use its available capital resources sooner than it currently expects.

Forward-Looking Statements

Any statements in this Current Report on Form 8-K about the Company’s future expectations, plans and prospects, including statements regarding the public offering and the concurrent private placement, and the sufficiency of its cash resources, constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements about the Company’s strategy, future operations and future expectations and plans and prospects for the Company, and any other statements containing the words "anticipate," "believe," "estimate," "expect," "intend", "goal," "may", "might," "plan," "predict," "project," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, those related to satisfaction of customary closing conditions related to the public offering and the concurrent private placement, the progression and duration of the novel coronavirus (COVID-19) pandemic and responsive measures thereto and related effects on the financial markets and the Company’s research and development programs, operations and financial position, the initiation and the progress of research and development programs and clinical trials, availability of data from these programs, reliance on university collaborators and other third parties, establishment of manufacturing capabilities, expectations for regulatory matters, need for additional financing and negotiation and consummation of business development transactions, whether the Company’s cash resources will be sufficient to fund its foreseeable and unforeseeable operating expenses and capital expenditure requirements on its expected timelines, and other factors discussed in the "Risk Factors" section contained in the Current Report on Form 8-K filed by the Company on June 17, 2020 and the other reports that the Company files with the SEC. Any forward-looking statements represent the Company’s views only as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments will cause its views to change. While the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 17, 2020, by and among IVERIC bio, Inc. and Cowen and Company, LLC and Credit Suisse Securities (USA) LLC, as representatives of the underwriters named therein
4.1	Form of Pre-Funded Warrant
5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP
10.1	Stock Purchase Agreement, dated as of June 17, 2020, by and among IVERIC bio, Inc. and certain purchasers named therein
23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)
99.1	Press Release dated June 18, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2020	IVERIC bio, INC.

	By:	/s/ David F. Carroll
David F. Carroll
Senior Vice President, Chief Financial Officer and Treasurer